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                                                                  EXHIBIT 10.4A



                 AGREEMENT AND CONSENT, dated as of October __, 1997 (this "Agreement and Consent"), to the SENIOR SUBORDINATED INCREASING RATE NOTE PURCHASE AGREEMENT, dated as of March 31, 1997 (the "Note Purchase Agreement"), among ENERGY SERVICES INTERNATIONAL LTD., a Delaware corporation (the "Parent"), IRI INTERNATIONAL CORPORATION, a Delaware corporation (the "Company"), and STRATEGIC RESOURCE PARTNERS FUND, a Delaware statutory business trust managed by an affiliate of Lehman Brothers Inc. ("Strategic Resource Partners" and together with any successors and assigns, the "Interim Lenders").


                              W I T N E S S E T H:

                 WHEREAS, the Parent owns all of the issued and outstanding capital stock of the Company;

                 WHEREAS, in connection with an initial public offering of capital stock, the Parent has determined that it is in the best interest of the Parent to merge (the "Merger") the Company into the Parent with the Parent being the surviving corporation (the "Surviving Corporation");

                 WHEREAS, on the effective date of the Merger, the Surviving Corporation shall be renamed IRI International Corporation;

                 WHEREAS, the Parent and the Company have requested the Interim Lenders to consent to the Merger;

                 NOW, THEREFORE, in consideration of the premises and of the mutual agreement herein contained, the parties hereto agree as follows:

                 1. Definitions. Unless otherwise defined herein, terms defined in the Note Purchase Agreement shall be used as so defined.

                 2. Representations and Warranties of the Parent and the Company. To induce the Interim Lenders to enter into this Agreement and Consent, the Parent and the Company hereby represent and warrant to the Interim Lenders that:

                 (a) Each of the Parent and the Company has the power and authority and the legal right to make, deliver and perform this Agreement and Consent and to consummate the Merger. Each of the Parent and the Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement and Consent and the consummation of the Merger.





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                 (b)      No material consent or authorization of, filing with,
notice to or other act by or in respect of, any Governmental Entity or any other Person is required in connection with the Merger, other than the filing of a Certificate of Ownership and Merger with the Delaware Secretary of State, or with the execution, delivery, performance, validity or enforceability of this Agreement and Consent. This Agreement and Consent has been duly executed and delivered on behalf of the Parent and the Company. This Agreement and Consent constitutes, and upon execution of the Assumption Agreement (as defined below) will constitute, a legal, valid and binding obligation of the Parent and the Company, enforceable against each such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                 (c) The execution, delivery and performance of this Agreement and Consent and the consummation of the Merger will not have a Material Adverse Effect and will not result in, or require the creation or imposition of, any Lien on any assets of the Parent, the Company or any of their respective Subsidiaries.

                 (d) No litigation, investigation or proceeding of or before any arbitrator or Governmental Entity is pending or, to the knowledge of the Parent or the Company, threatened by or against the Parent, the Company or any of their Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of this Agreement and Consent or the Merger or (b) which could reasonably be expected to have a Material Adverse Effect.

                 (e) At all times prior to the Effective Date (as defined below), the Parent has been in compliance with Section 4.14 of the Note Purchase Agreement.

                 (f) The Merger will not cause a material tax liability to the Parent or the Company.

                 (g) Since March 31, 1997, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

                 (h) No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

                 (i) The Parent has no significant assets of any kind other than its interests in the Company. Parent has no liabilities of any kind, contingent or otherwise, other than ordinary course liabilities associated with the ongoing maintenance of its corporate existence (which liabilities do not exceed $1.0 million in the aggregate).

                 (j) Attached hereto is a copy of the Certificate of Ownership and Merger that will effect the Merger.





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                 (k)      The Merger will not have any adverse consequences to
the Interim Lenders, including with respect to either their debt or equity interests in the Parent and the Company.

                 (l) On the date hereof and on the Effective Date, prior to and after giving effect to the effectiveness of this Agreement and Consent and the Merger the representations and warranties made by each of the Parent and the Company in the Note Purchase Agreement are true and correct in all material respects (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date).

                 3. Consent of Interim Lenders to Merger. The Interim Lenders hereby consent to the Merger and the assumption by the Surviving Corporation as primary obligor of all of the payment and performance obligations of the Company under the Note Purchase Agreement and the Related Documents on the Effective Date.

                 4. Effective Date. This Agreement and Consent will become effective as of the date hereof upon:

                          (i) its execution by the Parent, the Company and the Interim Lenders signatories hereto in accordance with the terms of the Note Purchase Agreement;

                          (ii) receipt by the Interim Lenders of a certificate
                 of the Secretary or Assistant Secretary of the Surviving Corporation dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the certificate of incorporation and by-laws of the Surviving Corporation as in effect on the date of such certification;
                 (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Surviving Corporation authorizing the assumption of obligations of the Company under the Note Purchase Agreement and the Related Documents and the execution, delivery and performance in accordance with their respective terms of any documents required or contemplated hereunder (such certificate to state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and shall be in form and substance satisfactory to the Strategic Resource Partners);
                 (C) as to the incumbency and specimen signature of each officer of the Surviving Corporation executing any document delivered by it in connection herewith (such certificate to contain a certification by another officer of the Surviving Corporation as to the incumbency and signature of the officer signing the certificate referred to in this paragraph (ii); and (D) that the Merger has become effective in accordance with the law of the State of Delaware; and

                          (iii) delivery by the Surviving Corporation of a written agreement (the "Assumption Agreement") pursuant to which it assumes as primary obligor all of the payment and performance obligations of the Company under the Note





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                 Purchase Agreement and the Related Documents, provided that the Assumption Agreement shall be satisfactory to Latham & Watkins, counsel to Strategic Resource Partners, in its sole discretion.

                          (iv) the payment in full by check or wire transfer of the fees and expenses of Latham & Watkins that have accrued through the date hereof.

                 5. Continuing Effect. Except as expressly waived hereby, the Note Purchase Agreement and the Related Documents shall continue to be and shall remain in full force and effect in accordance with their terms.

                 6. Interpretation. Following the Effective Date of the Merger, the Note Purchase Agreement and the Related Documents will continue to be in full force and effect and the obligations of each of the Parent and the Company will continue unchanged as obligations of the Surviving Corporation. This Agreement and Consent is a consent to a single event only and will not otherwise have any impact on the obligations of the Parent and the Company set forth in the Note Purchase Agreement and the Related Documents.

                 7. GOVERNING LAW. THIS AGREEMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 8. Counterparts. This Agreement and Consent may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                 9. Payment of Expenses. The Parent and the Company agree to pay and reimburse Strategic Resource Partners for all of its out-of-packet costs and reasonable expenses incurred in connection with this Agreement and Consent, including, without limitation, the reasonable fees and disbursements of counsel to Strategic Resource Partners.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         ENERGY SERVICES INTERNATIONAL LTD.



                                         By:
                                            ---------------------------------
                                          Title:





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                                         IRI INTERNATIONAL CORPORATION



                                         By:
                                            ---------------------------------
                                          Title:


                                         STRATEGIC RESOURCE PARTNERS FUND



                                         By:
                                            ---------------------------------
                                          Title:


                                         DAFFODIL & CO.


                                         By:
                                            ---------------------------------
                                          Title:


                                         OKGBD & CO.



                                         By:
                                            ---------------------------------
                                          Title:


                                         LB I GROUP, INC.



                                         By:
                                            ---------------------------------
                                          Title:

                                         BHF-BANK AKTIENGESELLSCHAFT



                                         By:
                                            ---------------------------------
                                          Title:





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